INVESTMENTS	6 Months Ended
Jun. 30, 2018
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS
NOTE 5 - INVESTMENTS

The Company follows Topic 820, “Fair Value Measurement”, of FASB ASC. Topic 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Topic 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value should be based on assumptions that market participants would use.

In determining the fair value, the Company assesses the inputs used to measure fair value using a three-tier hierarchy, as follows:

In determining the fair value, the Company assesses the inputs used to measure fair value using a three-tier hierarchy, as follows:

Level 1 -	Inputs to the valuation methodology are unadjusted quoted prices for identical assets or liabilities in active markets that the Companies have the ability to access at the measurement date.

Level 2 -	Inputs to the valuation methodology include:

•	Quoted prices for similar assets or liabilities in active markets;
•	Quoted prices for identical or similar assets or liabilities in inactive markets;
•	Inputs other than quoted prices that are observable for the asset or liability;
•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

If the asset or liability has a specified (contractual) term, the Level 2 input must be observable for substantially the full term of the asset or liability.

Level 3 -	Inputs to the valuation methodology are unobservable and significant to the fair value measurement.

The Company accounts for investments in the equity securities of companies which represent an ownership interest of 20% to 50% and the ability to exercise significant influence, provided that ability does not represent control, using the equity method. The equity method requires the Company to recognize its share of the net income (loss) of its investees in the consolidated statement of operations until the carrying value of the investment is zero.

Artemis Therapeutics, Inc.

As of June 30, 2018, the Company owns 198,311 shares or 3.8% of the outstanding common stock of Artemis Therapeutics, Inc (“ATMS”).

Investment in ATMS is valued using level 1 inputs, however, the Company has determined that value of the investment is impaired. The Company suspended its use of the equity method to accounting for this investment in 2007 after its investment balance was reduced to zero.

As of June 30, 2018 and December 31, 2017, the Company’s share of the underlying net assets of ATMS exceeds the Company’s carrying value of its investment in ATMS ($0 at June 30, 2018 and December 31, 2017) by $0 and $(4), respectively. The market value of the Company's investment in ATMS as of June 30, 2018 and December 31, 2017 is $206  and $317 respectively.

The Company evaluated the stock price of ATMS but as the amount of shares that are being traded is low, ATMS still does not have any revenue, it continues lossing and it has shareholders deficit, the Company determined that the value of the investment is impaired and accordingly, valued the investment at zero as of June 30, 2018.

White Line B.V.

In March 2017 the Company invested an amount of $2,000 for 7% of White Line B.V., a limited company incorporated in the Netherlands. White Line is a holding and finance company. In October 2017, the Company invested an additional amount of $1,500 for additional 5% of the company.

Because White Line B.V. is a private, closely-held company, there is no active market for this investment. Therefore, the Company accounts for this investment under the cost method.

Should the value of this investment decrease, a company related to the main shareholder has guaranteed to repurchase this full investment at a minimum amount of $3,500. The guaranty is effective after three years of the date of purchase and terminates after five years.